Rationalization Of Operations	12 Months Ended
Sep. 30, 2012
Restructuring Charges [Abstract]
Rationalization Of Operations
(5) RATIONALIZATION OF OPERATIONS

Rationalization of operations expense reflects costs associated with the Company's efforts to continually improve operational efficiency and deploy assets globally to remain competitive on a worldwide basis. Each year the Company incurs costs to size its businesses to levels appropriate for current economic conditions and to improve its cost structure for future growth. Rationalization expenses result from numerous individual actions implemented across the Company's various operating units on an ongoing basis and include costs for moving facilities to best-cost locations, starting up plants after relocation or geographic expansion to serve local markets, exiting certain product lines, curtailing/downsizing operations because of changing economic conditions and other costs resulting from asset redeployment decisions. Shutdown costs include severance, benefits, stay bonuses, lease and contract terminations and asset write-downs. In addition to the costs of moving fixed assets, start-up and moving costs include employee training and relocation. Vacant facility costs include security, maintenance, utilities and other costs.

The Company reported rationalization expenses of $119, $81 and $126, respectively, for 2012, 2011 and 2010. The Company currently expects to incur rationalization expense in 2013 in the range of approximately $70 to $80, including the costs to complete actions initiated before the end of 2012 and actions anticipated to be approved and initiated during 2013.

The change in the liability for the rationalization of operations during the years ended September 30 follows:

	2011	Expense	Paid/Utilized	2012
Severance and benefits	$24	58	59	23
Lease and other contract terminations	3	10	8	5
Fixed asset write-downs	—	9	9	—
Vacant facility and other shutdown costs	2	12	11	3
Start-up and moving costs	1	30	30	1
Total	$30	119	117	32

	2010	Expense	Paid/Utilized	2011
Severance and benefits	$57	17	50	24
Lease and other contract terminations	8	3	8	3
Fixed asset write-downs	—	12	12	—
Vacant facility and other shutdown costs	4	11	13	2
Start-up and moving costs	—	38	37	1
Total	$69	81	120	30

Rationalization of operations expense by segment is summarized as follows:

	2010	2011	2012
Process Management	$35	11	19
Industrial Automation	48	32	27
Network Power	25	20	53
Climate Technologies	13	11	11
Commercial & Residential Solutions	5	7	9
Total	$126	81	119

Costs incurred during 2012, 2011 and 2010 included actions to exit approximately 20 to 25 production, distribution or office facilities each year and eliminate approximately 2,700, 2,800 and 3,500 positions, respectively, as well as costs related to facilities exited in previous periods. Severance and benefits costs were concentrated in Network Power for Asia, Europe and North America and Industrial Automation for Europe and North America in 2012, were not significant for any single segment in 2011, and were primarily incurred in Process Management and Industrial Automation for Europe and North America in 2010. Start-up and moving costs to redeploy assets to best cost locations and expand geographically to directly serve local markets were incurred in all segments in 2012, with the majority in Process Management in Europe and Commercial & Residential Solutions in North America. In 2011, these costs were substantially incurred in Industrial Automation, including most of the fixed-asset write downs, and in Network Power, and were not material for any segment in 2010. The Company also incurred shutdown costs, including vacant facility, lease termination, and other costs as a result of the consolidation or geographic relocation of facilities. In 2012, these costs were incurred primarily in Asia and Europe for Network Power, Europe for Industrial Automation and North America for Climate Technologies, and in North America and Europe for essentially all segments in 2011 and 2010.